                         ALTAIR INTERNATIONAL GOLD INC.
             INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

     NUMBER                                                     SHARES
     ------                                                     ------

                     "See Attached Schedule "A" for Legend"

                                                               CUSIP 02136W 1B 2

          THIS
          CERTIFIES
          THAT


          IS THE
          REGISTERED
          HOLDER OF

               FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT
                           PAR VALUE IN THE CAPITAL OF

                         ALTAIR INTERNATIONAL GOLD INC.


transferrable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.
IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.
     DATED
           ------------------------

                              COUNTERSIGNED AND REGISTERED
                              EQUITY TRANSFER SERVICES INC., Toronto, Ontario THE MONTREAL TRUST COMPANY OF CANADA,
                              Vancouver, British Columbia and Calgary, Alberta CO-TRANSFER AGENT AND REGISTRAR



PRESIDENT           SECRETARY      BY
                                     ------------------------------------------
                                        AUTHORIZED OFFICER

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT
  THE PRINCIPAL OFFICE OF EQUITY TRANSFER SERVICES INC. IN TORONTO, ONTARIO AND THE MONTREAL TRUST COMPANY OF CANADA IN VANCOUVER, BRITISH COLUMBIA AND CALGARY, ALBERTA.

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES. THE CLASS OR SERIES OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED THERETO. THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT
OF: (i) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THE SHARES REPRESENTED BY THIS CERTIFICATE AND TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND
(ii) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES, IF APPLICABLE.



For Value Received ____________________________________ hereby sell, assign and transfer unto

--------------------------------------------------------------------------------
        (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS AND S.I.N. OF ASSIGNEE)

--------------------------------------------------------------------------------
                                                        SOCIAL INSURANCE NUMBER

--------------------------------------------------------------------------------

__________________________________________________________________Shares of the
Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney,
to transfer the said Stock on the Books of the within-named Corporation, with full power of substitution in the premises.

     Dated
           ---------------------------------------



                         Signature of
                         Transferor:
                                    ----------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature
guaranteed by:
               --------------------------------------

NOTICE: THE SIGNATURE OF THE TRANSFEROR SHOULD BE GUARANTEED BY A BANK, FINANCIAL INSTITUTION OR STOCK BROKER WHOSE SIGNATURE IS ACCEPTABLE TO THE TRANSFER AGENT AND REGISTRAR.

Equity
Transfer                                                Richmond Adelaide Centre
Services Inc.      Suite 800, 120 Adelaide Street West, Toronto, Ontario M5H 3V1
--------------------------------------------------------------------------------
TRANSFER AGENT & REGISTRAR            Tel: (416) 361-0152    Fax: (416) 361-0470






                          ALTAIR INTERNATIONAL GOLD INC
                          -----------------------------

                                  SCHEDULE "A"
                                  ------------

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED OR TRADED IN CANADA OR TO A RESIDENT OF CANADA OR THROUGH THE FACILITIES OF THE ALBERTA STOCK EXCHANGE FOR A PERIOD OF 90 DAYS FROM THE DATE HEREOF."